Exhibit 99.2
Exhibit 99.2

Forward-looking statement Johnson Controls, Inc. ("the Company") has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2008, 2009 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, financial distress of key customers, energy prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, liquidity, the ability to execute on restructuring actions according to anticipated timelines and costs as well as other factors discussed in Item 1A of Part II of the Company's most recent Form 10-Q filing (filed August 8, 2008) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company.

Steve Roell Chairman and Chief Executive Officer

Steve Roell, Chairman and Chief Executive Officer Keith Wandell, President and Chief Operating Officer Beda Bolzenius, President, Automotive Experience (Q&A) Alex Molinaroli, President, Power Solutions (Q & A) -Break- Dave Myers, President, Building Efficiency (Q&A) -Iain Campbell, VP & General Manager, N.A. Service & Global Workplace Solutions -Allen Martin, VP & General Manager, N.A. Systems, Latin America & Middle East Bruce McDonald, Executive Vice President and Chief Financial Officer Group Q & A Lunch at approximately 12:30 p.m. Agenda

Johnson Controls Historic and rapid changes in our markets We're not immune Short-term vs. long-term The markets will recover We'll be in a stronger competitive position when they do

Johnson Controls Our core value proposition is unchanged A focus on profitable growth ....by creating a more comfortable, safe and sustainable world

Sales Growth* > 10% Earnings Growth* 10 - 15% ROIC 15 - 16% Our growth objectives are unchanged * Compounded annual growth rate

Exciting long-term growth opportunities Well-positioned to take advantage of global mega-trends Energy efficiency Sustainability Emerging markets Investing in innovation Increasing competitive advantage Continued global diversification

Consistent growth across business and economic cycles Global market leadership in all three businesses Ability to create new value for customers Strategies for continued growth - in both mature and emerging markets Market insight and customer relationships to adapt and lead industry change Efficient deployment capital Proven leadership team

A lot has changed since last year What we didn't anticipate on October 9, 2007 General economic slowdown U.S. housing and automotive markets in deeper recessions N.A. vehicle mix changes Dramatically higher energy and commodity costs

Key 2008 accomplishments Building Efficiency Double-digit top line growth Expanded energy efficiency capabilities: alternative energy, advisory services Grew backlog Launched new products Margin expansion Power Solutions Increased market share New customer wins, geographic expansion Additional hybrid development contracts Automotive Experience Launched $750 million in new business Increased backlog, indicating market share gains Higher sales in Europe and Asia Doubled North American margins in declining market

2008: A successful year 2007 2008(e) Consolidated net sales $35B $38B +10% Earnings per share $2.16 $2.33 +11% 2008 62nd consecutive year of sales growth 18th consecutive year of earnings growth

Heading into 2009 New uncertainties.... Impact of liquidity tightness on businesses and consumer Depth and duration of U.S. economic slowdown Softening European and Asian economies Financial health of automotive OEs and suppliers ....adding to those we've already encountered in 2008 U.S. housing and automotive markets in deeper recessions N.A. vehicle mix changes Volatile energy and commodity costs

Sustainable, profitable growth Johnson Controls strength heading into 2009 Record backlogs Geographic diversity Low cyclicality of some of our businesses Actions to improve cost structure Access to capital / credit ratings

Strength heading into 2009 - Building Efficiency Record backlog Benefiting from energy efficiency, sustainability mega-trends, exposure to high-growth emerging markets High concentration of service business Improving residential performance Margins improving

Strength heading into 2009 - Power Solutions #1 global market share Winning new customers Lowest cost, highest quality provider Increasing exposure to emerging markets Growing AGM demand for micro-hybrids Hybrid battery launch in 2009

Strength heading into 2009 - Automotive Experience Record backlog Winning new business, increasing market share Expanding leading market position in China and Eastern Europe Strong partner in a weak supply base

Unprecedented uncertainties Outlook is based on assumptions as outlined today 2009 Outlook

2009 Outlook ....based on key assumptions as outlined today Consolidated net sales $37B down 3% (up 2-3% excluding lead and f/x) Earnings per share $1.95 - $2.10 down 10 - 16%

Johnson Controls A long-term, sustainable growth philosophy Balancing near-term performance while ensuring robust long-term business success Aligning our automotive cost structure with realities of the market Investing for the future Sales force Innovation Emerging markets Vertical integration Information technology Strategic acquisitions Taking advantage of the opportunities created by this economic cycle Gain share Improve competitiveness Enhance our leadership position

Today's presentations Driving our growth strategies Improving our cost structure

Keith Wandell President and Chief Operating Officer

The good news Cost improvement via operational excellence is a core competency at Johnson Controls We do not have to make radical adjustments to how we operate because of these turbulent times Focusing on the customer has been a key core value for many years We have had consistency of purpose in these areas. It will serve us well in difficult times.

Focus on the fundamentals Agree as a team where we want to go and methodically move toward it day after day We hold ourselves responsible and accountable Performance is the priority and is non-negotiable but profoundly hard to do Simple concepts,

Johnson Controls delivered improved operational performance in 2008 Secured more than $500+ million in savings through continuous improvement initiatives Improved Automotive Experience global engineering costs Full launch of best business practices in Building Efficiency Mitigated significant commodity increases Implemented significant restructuring actions to improve our cost structure Improved margins Record backlogs ...despite recessionary conditions in parts of our business The tangible impact of our discipline:

Q4 2008 restructuring actions Automotive Experience North America Plant and SG&A reductions; align with lower production volumes Improved cost position to adapt to industry downturn Europe Plant and SG&A reductions; align with lower production volumes Europe Plant consolidations to reduce excess capacity from efficiency gains Take advantage of production migration to low-cost countries Building Efficiency Centralizing back office functions in Europe Focus resources on geographic markets with greatest growth potential Drives margins closer to North America levels Power Solutions Plant consolidations to optimize regional manufacturing capacity Drive further margin improvement Improving operational efficiency to expand margin Aligning costs with market changes

Improving operational performance Delivering sustainable, profitable growth

Improving operational performance Delivering sustainable, profitable growth Johnson Controls: a metric-driven global organization achieving excellence by Sharing best practices Identifying roadmaps for improvement Leveraging worldwide capabilities 2009: Nearly $3 billion in identified cost savings Footprint optimization: manufacturing, engineering, shared services Logistics/transportation Safety Standardized global product and process architectures Supply chain management and global sourcing Working capital Key targets for BBP savings

Improving operational performance Best business practices: Power Solutions BBP has driven step function change in financial performance in every region Europe Operations $150m savings Latin America $90m savings Powerframe provides a long-term competitive advantage Pasting productivity doubled Less lead required to produce grids Reduced warranty costs Significant reductions in air emissions Improved safety: reduced repetitive motion injuries Identified BBP savings: $500 million Powerframe grids

Improving operational performance Best business practices: Automotive Experience Helping us win new global platforms Design for manufacturability & commonality Creates cost-competitive designs Program management - Improving execution on global programs "0-0-100-30" Product development - Engineering productivity, resource management Sharing resources globally Purchasing - Material cost reductions No RFQs required Supplier benchmarking Innovation - Idea generation, customer sponsorship, global sharing Commonized internal components Differentiated design at the customer level Instrument cluster innovation Identified BBP savings: $1.3 billion

Improving operational performance Best business practices: Building Efficiency Driving improvements in sales, service delivery and manufacturing Systems pull through of product sales to increase installed base Service pull through on installed product Increased service penetration on installed base Product rationalization to increase content & level manufacturing demand Service labor productivity Global manufacturing optimization Sales productivity & accountability Identified BBP savings: $1 billion System application engineering template reduction 250 23

Value creating discipline Focus on the customer Disciplined customer relationship processes; a hallmark of our success Key to retention and growth with existing customers, as well as capturing new customers and entering new markets Focal point for leadership at all levels of the organization Goal is understanding and anticipating individual customer and market needs and creating new value

Focus on the customer - Strategies for creating new value Align strategic plans to support customer strategies Establish metrics for customer satisfaction Increase capabilities/resources in emerging markets Align product strategies, resources, and engineering globally

Focus on the customer - Strategies for creating new value Make global customer program execution a differentiator Ensure depth and continuity of customer relationships Increase innovation delivered to the customer Success will be measured by share expansion and customer recognition

Summary We can control key drivers of long term sustainable growth, helping to offset the impact of market conditions Our value-creating disciplines are global, robust and proven Improved performance will enable us to continue to invest in our growth initiatives Everyone understands they have a role to play and are accountable for results Increased market differentiation Increased global competitiveness Increased market leadership Sustainable, profitable growth

Beda Bolzenius President, Automotive Experience

Automotive Experience Leading global provider of systems and components for seats, overheads, doors, cockpits and electronics Supplying over 30 million cars per year from 250 locations in 30 countries (thereof 1/3 in low-cost countries) Over 60% of revenues generated outside of North America Diversified customer and product portfolio Increasing capability in complex electronics components Leading edge quality Financial strength Delivering world-class innovative technologies that differentiate vehicle interiors related to comfort, safety and sustainability 2008(e) sales $18.1 Billion* Seating Interiors Electronics Europe 54% North America 37% Asia** 9% Detroit 3 48%of NA revenues *Excludes $1.5B unconsolidated revenue in China

Automotive Experience Incremental Backlog $3.9B Automotive Experience Outlook Record profitable backlog Leading technical solutions Customer oriented organization Competitive footprint Leading cost and quality performance Global reach

Market environment Challenges and opportunities Production volumes are declining Raw material cost increases drive cost pressure on OEMs and suppliers Financially distressed customers Financially distressed supply base Mix shift towards smaller more fuel efficient vehicles Challenges OEM quality expectations are increasing Variants are increasing Emerging markets - small vehicles growth Changes Globally aligned strategy and footprint Global platform sourcing Consolidation of supply base (financial distress, mergers) LCC footprint and sourcing Opportunities

Market environment Production outlook Production volumes are declining in mature markets Impact in Europe is weaker than in North America Production In Mio Vehicles - 19% Production In Mio Vehicles 15.1 12.3 13.9 - 1% 21.4 21.2 22.3 - 12% - 5% 22.5 - 6% North America Europe

Market environment Impact of gasoline prices Gasoline price increases are moderate in Europe compared to North America Impact on European consumer demand is limited Data sources: US Government Energy Information Administration , European Commission Directorate-General for Energy & Transport 2002 2003 2004 2005 2006 2007 2008 U.S. E.U.

Market environment North America segment sales Supplier revenues are impacted by the lower content per vehicle in the smaller segments Source: Ward's Automotive, Department of Energy Segment Breakdown vs Fuel Costs 40% 42% 44% 46% 48% 50% 52% 54% 56% 58% 60% 7/2007 7/2008 2.75 2.95 3.15 3.35 3.55 3.75 3.95 4.15 4.35 $ / gallon Passenger Car Light truck $ / Gallon Vehicle Segments 48.1% 47.6% 55.0% 15.0% 17.5% 17.4% 37.0% 34.9% 27.6% 7/2006 7/2007 7/2008 SUV/ Pickups/ Vans CUV Passenger Cars

Market environment Mid- to long-term global market outlook Key Opportunities Volumes in North America and Europe expected to recover in 2010 Global vehicle production between 2009 and 2013 will grow 4.7%/yr Largest growth opportunity is emerging markets Global platforms/ programs and sourcing patterns Global expansion of Chinese OEMs Increasing penetration of electronics Supply base consolidation +2.7% +8.3% +2.4% Global vehicle production outlook 2009 - 2013 0% +9.7% +14.2% +5.1% +6.8% +1.3% Emerging market growth: 8.8% per year In M vehicles CAGR

Market environment Raw material prices Raw material cost increases are projected to continue in 2009 Majority of buy: Steel, resin, chemicals OEMs are pushing increased cost to the market - price pressure is transferred to the consumer as well as to the supply base Johnson Controls has detailed roadmaps in place to mitigate, compensate and recover increased material cost

Automotive Experience Short-term focus Execution of material economics recovery plan Execution of restructuring program Closing the best business practice gap / achieving the continuous improvement goals Supply base restructuring Short-term focus

Short-term focus Execution of our restructuring program Targets: Volume adjustments and sustainable cost improvements Progress to Plan Plant consolidations and global capacity alignment SG&A cost management Supply base restructuring & LCC sourcing Reorganization for improved efficiency Lean engineering to reduce program execution cost SG&A reductions in North American headquarters (salaried and contractors) Rationalize manufacturing footprint North America SG&A reductions in European headquarters and satellite offices Consolidate manufacturing footprint Europe

30% Gap Savings Targeted Annually Preferred Process Technology Complexity Reduction (DFM) Supply Chain Management In-Plant Best Practices Optimized Footprint Capacity Utilization Overhead Spending Best Business Practices and Six Sigma Global Opportunity $1.3B Short-term focus Achieving our best business practice and continuous improvement savings Continuous improvement for increased efficiency World-class cost & quality leadership driven through our BBP methodology Driving lower costs by managing key operational levers globally Preferred process technology Supply chain management Complexity reduction In-plant best practices Optimized footprint Capacity utilization Overhead spending

Short-term focus Supply base restructuring and development Restructuring of supply base North America: 25% by 2010 Europe: 40% by 2010 Global: 50% by 2013 Increasing low-cost country sourcing 54% by 2013 Supplier development Strategic alliances with benchmark suppliers to share know how Develop core supplier capabilities Sustainable increase in quality, cost, delivery and technical development Materials Best Business Practices (MBBP) Management of material cost via global approach & total cost benchmarking Technical and value optimization of our products in cooperation with our suppliers

Automotive Experience Mid- to long-term focus Continued execution of the short-term action plan Organizational improvements and people development Innovation and sustainability Focus on emerging markets Mid to long-term focus

Mid to long-term focus Organizational improvements and people development Global customer business units Key priority: customer facing organization with a global reach Clear ownership for customer satisfaction scorecards Global Product Center organization Strengthened product excellence Globally aligned product and process portfolio Improved technical expertise and component capabilities Key for success: People development and employee engagement Engaged employees and effective leadership Global resource and talent planning

Mid to long-term focus
Sustainable differentiating innovation

- Customers
- Consumer & Society
- Vehicle & Industry
- Technology Trends
- CBUs
- Institutes / Suppliers

7 Strategic Domains

Sustainability	Overall interior experience	Safety and security	Electronification and actuation	Hi Performance smart materials	Flexibility and Modularity	Step Change Cost
Light Weight Renewable Recyclable	Comfort Craftsmanship Ambiance	Child safety New safety regulations	Sensing Mechatronics Shape memory alloys	Nanotechnology Film technology Anti-microbial Composites etc	2nd,3rd row seat access Modular systems	More for less Emerging market products A&B segment
						

Johnson Controls

IN Russia / Turkey 2010 sales: $ 600 M Russia - Footprint for complete seats and components Turkey - Joint Venture with local partner serving global OEM Mid to long-term focus Emerging market growth strategies China 2010 sales: $ 3 B 29 manufacturing locations with 20 joint ventures Plans for over 40 locations in 2013 India / Southeast Asia 2010 sales: $ 500 M Wholly owned engineering base in India as the low cost base in our global network Large opportunities in seating, interiors and electronics

Backlog and business development North America North America sales diversification Asian & European North American Ford Fiesta Complete seat Recent program wins Mitsubishi Lancer/Outlander Mobile Device Gateway BMW X3 ICS/display GM Lambda Platform Floor console Continued revenue diversification with a growing share of winning OEMs (European and Asian) Selectively targeting key product programs that provide mutual value to Johnson Controls and customers Focus on full recovery of material economics and engineering expenditures Aligned portfolio to provide small vehicle segment solutions

Recent program wins Backlog and business development Europe Focus on flawless launch execution Focus on full recovery of material economics and engineering expenditures Low cost manufacturing footprint to prepare for future growth in emerging markets Vertical integration to drive component excellence European backlog 07 - 09 08 - 10 09 - 11 $0.8 B $ 1.4 B $1.8 B 2007 2008 2009 Ford Focus Complete seat Opel Zafira Complete seat, floor console, doors Citroen C4 Complete seat, displays Mercedes E-class / CLS Displays VW cross-carline Brazil Vehicle tracking system

Recent program wins Backlog and business development Asia Asia Emerging Markets Seating Market share China 45% India / SEA 10% 2009 - 2011 Backlog in Asia $2B 2009 SGM E11 Complete seats (China) 2009 SVW Skoda Superb Complete seats (China) 2010 FAW-VW Audi Q5 Complete seats (China) 2009 Mercedes E-class Cockpits, doors (Thailand) 2009 Tata Nano Complete seats (India) Market growth in China slowing; short-term issue Developing new customer / partner relationships Support global expansion of Chinese and Japanese customers Well diversified portfolio across customers and segments Localization of components & increased vertical integration Focus on operational excellence India as a wholly-owned base for low-cost engineering

Automotive Experience Summary Automotive Experience is well prepared for sustainable growth Status and Outlook: From the leading supplier for seating, interior and electronics systems to future profitable growth Challenges & opportunities: Overcome volume drops, material cost increases and distressed supply & customer base Short term focus Material cost recovery plan, restructuring, Best business practices & continuous improvement, supply base restructuring Mid - long term focus: Continued restructuring, organization & people, innovation & sustainability, emerging market growth Backlog business: $ 4.5 B backlog with a diverse customer base in all regions

Alex Molinaroli President, Power Solutions

Dependable starting for today cars and powering tomorrow's electric vehicles Largest global provider of automotive batteries Leader in lead acid batteries Largest share of aftermarkets in N America, Europe and S America Original equipment (OE) batteries for the top automakers worldwide First-to-market provider of Li-ion batteries for hybrid applications Quality and cost leader 2008(e) sales Asia Americas Europe Original Equipment Aftermarket

Power Solutions Market overview Flat to declining demand for lead acid batteries in mature markets Extended product life and lower OE production Aftermarket has inelastic attributes Asia market demand growing Market consolidation continues New vehicle applications creating demand for advanced batteries Both lead acid and alternative chemistries Global market share Lead-acid automotive battery market 2008: 352M units

Lead acid market growth North American and European growth: Targeted efforts in underserved channels Geographic expansion: China, Eastern Europe, Russia Technology leadership: Invest in advanced applications (ex: AGM) Sustainability: Enhance customer value with innovative products and services Operational excellence: Manufacturing process, quality and cost focus Advanced technology Technology leadership: Mild and full HEV's, PHEV, and EV battery systems Commercializing development agreements into production contracts Manufacturing: Process expertise for reliability and cost reduction Strategies for sustainable growth

Americas markets Johnson Controls share 55% Low single-digit unit growth Continuing to gain share Wholesale market continues to be key opportunity Key areas of focus Customer satisfaction and retention Focused wholesale channel penetration with existing and new customers Broaden low cost position through supply chain leadership and vertical integration Growing business in S. America - increasing motorcycle capacity Continued operational excellence Highlights and recent business awards Incremental wholesaler volume U.S. and Canada Multi-year 100% supply agreement 1m incremental units Strengthening our value with our existing customers... Warranty reduction Category management Vendor managed inventory Year over year unit volume outpacing the market Increasing brand awareness Lead acid market growth

Lead acid market growth Europe market Johnson Controls share 35% Market share gains continue OE's transition to AGM batteries Focusing on emerging markets - Eastern Europe (5yr. CAGR: 4.5%) Hypermarkets 6% Tyre Specialists 3% WD's, importers, & battery specialists 40% 6% 16% 7% Key areas of focus Market-tailored channel strategies Independent strategies to serve unique markets Expand AGM manufacturing capacity Serve OE immediate needs to solve changing technical requirements Build capacity to support OE business Build-on Varta's brand strength and extend to emerging markets Highlights Partnered with BMW, Daimler and VW for AGM production Secured retail customers and continue to grow our aftermarket presence Organic growth in Southern Europe and Russia

Lead acid market growth Asia China is largest and fastest-growing market Install capacity to capture market share Spur market transition toward maintenance-free technologies Build aftermarket distribution and brands Continue developing strong China partnership to increase reach Varta brand well-suited for China aftermarket Quality, reliability & performance reputation Soon to feature our exclusive Powerframe technology Following our global retail customers Korea and India: build on strong existing strategic partnerships

Hybridization & Powertrain Electrification

Delivering innovative technology to meet evolving customer needs

OE's need solutions to deal with changing requirements

- Vehicle electrical content increasing… Johnson Controls offering innovative products
- European auto manufacturers are under increased pressure to immediately reduce GHG emissions to achieve Kyoto Protocol commitments
  - Chemistry enhancements supporting lead acid battery growth – double by 2011
- Johnson Controls is #1 provider of automotive energy storage solutions. Increasing our capacity to meet customer demand for new applications



Electrical Content
Flooded Lead Acid Battery
Accessory support
Standard System
Charge System support
Micro Hybrid
VM
Driveline Boost
Mild Hybrid
VM
KSG
Full Hybrid
VM
KSG
Driveline Boost/ Electric Drive
Functional Requirement

Changing Battery Requirements
- Increased Amp Hour Capacity
- Higher State of Charge Operation
- Greater DOD Operational Tolerance
- Increased Charge Acceptance

Johnson Controls

Advanced battery technology Continuing leadership position Hybrid First-to-market lithium-ion Daimler and BMW programs on track for 2009 delivery Multiple development contracts for mild, full, plug-in and full electric vehicles Systems integration: cell chemistry, electronics, systems capability and manufacturing Unmatched automotive knowledge Manufacturing expertise to drive lower system costs and assure quality Resources to invest in global engineering and manufacturing Multiple chemistries - Lead acid, Ni Mh, Li Ion

Advanced battery technology Hybrid Market development Growth opportunities in Europe, China, N.A. Partnered with.. Ford, Southern CA Edison and EPRI to develop and demonstrate vehicle and utility applications SAIC on PHEV fuel cell demonstration fleet Daimler on Sprinter PHEV demonstration fleet Supplying battery system for Chery Automotive's first hybrid program Awarded $8.2m USABC award for PHEV system development $500k grant from the State of Wisconsin for R&D and hybrid commercialization activity Technology improvements Li-ion hybrid technology ready for mass production PHEV/EV technology operating in vehicle fleets today Battery management electronics ready for production Thermal management architecture innovations Anticipate at least 6% of vehicle volume by 2020 2005 2010 2015 2020 Other China Japan W. Europe N. America Hybrid vehicle market

Sustainability Maintaining operations focus and delivering value to our customers Adding value through sustainability Create customer value and build Johnson Controls' brand through a 'green' suite of products and services Implementing manufacturing standards eliminating waste, reducing emissions and establish new sustainability benchmarks Enhances our cost position and create customer solutions 2008 Survey of U.S. Consumers More likely to buy a battery they perceive as "green" 81% Willing to pay $10 more for a "green" battery 68% Willing to pay $5 more for a "green" battery 84% Willing to change where they purchase to get a "green" battery 45% Today: - Provider of the most recycled, and lowest energy intensive products - Manufacturing facilities with the lowest lead and carbon emissions footprint in our industry Future: - New process further reducing energy intensity, further reducing ambient lead levels and extending our recycling programs to emerging markets

Consistent capital reinvestment improving battery quality and increasing manufacturing productivity Continued improvement of operations: Productivity improvement of 20% from 2005 to 2009 N.America warranty reduction of 38% since FY05 Service levels maintained consistently at over 95% Globalizing business processes, metrics and continuous improvement Continue drive to improve quality and drive lower delivered cost Leverage global procurement and supply chain management capability Sustainability focus Footprint optimization Margin improvement Operational excellence is our competitive advantage Best Business Practices, Six Sigma, and Continuous Improvement Process Engineering Productivity & standardization Supply Chain Management Manufacturing & Distribution Operations Optimized Footprint Acquisition Integration SG&A Product Engineering Optimized Material reduction Cumulative cost savings: $500m plus working capital reductions

Margin improvement Vertical integration Lead Continued volatility with downward trend Develop in-house North America smelting capacity Goal: 50% of lead requirements Improve European spent battery collection Selected components Secure source of supply Lower overall battery cost Allow for enhanced product design efficiencies Maintain quality and performance 10/2005 10/2008 Resin Sulfuric Acid Freight Lead price Commodities

Power Solutions Summary Continuing global lead acid market share growth in all regions Aggressively expand in emerging markets Extending market leadership position in advanced lead acid (AGM) technology Continued quality and cost leadership & service Establish a leadership position in lithium ion technology and manufacturing

Break

Dave Myers President, Building Efficiency

Building Efficiency The global leader in creating and managing building solutions to improve energy efficiency, comfort and safety A growth business that will continue to outpace the underlying industry Highly diversified: 1 million customers in 125 countries Leading positions in key global markets Strong backlog and pipeline Unique product and service offerings Industry-leading integration technologies A huge installed base leading to repeat business Moderate cyclicality due to large service/renovation volume

Building Efficiency Sustainable, double-digit growth The market for energy efficiency and sustainability continues to expand We have an industry leading HVAC service business We are well positioned in growing emerging markets The HVAC mid market is very large and growing Increased integration of building, business, security and IT systems continues

Building Efficiency Offerings Commercial HVAC equipment Light commercial and residential HVAC equipment Control systems Security and fire systems Services for non-residential buildings Energy efficiency solutions Global Workplace Solutions Capabilities Expertise and capability across the entire building lifecycle Planning phase through implementation, operation and maintenance Solutions for every building type Vertical market expertise

Building Efficiency Market leadership Largest provider of energy solutions for buildings #1 market share for complex HVAC controls and large chillers Largest service organization, more than double size of #2 competitor More than 1 billion square feet of customers' facilities under management through Global Workplace Solutions Services delivered to over 20 billion square feet Positioned to grow at 2x the underlying industry rate Non- Residential 94% Residential 2008(e) Sales: $14.1 Billion Europe 29% North America 53% Asia 19%

Non-residential buildings Definitions Attributes Non-standard applications Highly networked Mission-critical applications Johnson Controls has high market share Attributes 2 - 5 stories Simple systems, may or may not be networked Fewer than 50 controllers Johnson Controls has relatively low market share Hospitals, data centers, airports, sports arenas, etc. Walk-in clinics, low rise office, large retail, schools, etc. Complex 30% of total non-res building market Mid-market 70% of total non-res building market

Architectural Billing Index Non-residential buildings Industry environment Softening new construction in N.A. and Europe Uncertain economic impact depending on credit availability Sustained growth in China, Middle East and Latin America Uncertain commodity outlook Rising demand for energy, resulting in increased prices and volatility Energy efficiency/sustainability legislative requirements emerging worldwide Customers beginning to act on their greenhouse gas reduction commitments Greater customer demand for one-stop-shop solutions Decline Growth The North American "institutional" market, which represents more than half our new construction sales, continues to grow

Non-residential buildings High level of visibility and recurring revenues Visibility of future performance $4.7 billion backlog (+12%) at September 30, 2008 "Pipeline" tracking provides further future look Historically low backlog cancellation rate, but tighter credit environment could have an impact and customers may reduce scope Service 75% New Construction 25% North America International Building Efficiency commercial building sales Technical services, solutions, retrofits, global workplace solutions Recurring revenues driven by demand for increased energy efficiency, greenhouse gas reductions, occupant comfort High concentration in "institutional" buildings 5 Yr. Growth rates: China 13% M.E 13% Europe 4%

Non-residential buildings 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 37 11 26 110 Non - Residential HVAC Systems $37B HVAC Services $110B North America Residential$11B Global Residential $26B Global HVAC Systems and Services Market $184B 4-6% 7-9% 5-8% 7-9% Near-term challenges in some regions, but long-term growth outlook remains strong Five year growth rates

Non-residential buildings Japan U.S. UK France Italy Other East 0.17 0.33 0.08 0.08 0.06 0.33 1st Qtr East 30 8 $30B $6B Commercial Industrial Refrigeration = $36B 5% growth 10% growth Japan U.S. Other Italy France UK 17% 33% 8% 8% 6% 28% CAGR '08F-'13F Alarm Monitoring Systems Integration 8% 17% Fire Monitoring Intrusion Alarm Access Control Video Surveillance 4% 7% 13% 11% 10% Attractive growth opportunities beyond core HVAC business 2008e 2013e $104B $175B Systems integration is the fastest growing segment of the security market Johnson Controls focus: systems integration Global Workplace Solutions = $88B Security & Fire Market: Total = $104B; Systems Integration = $24B

Our customers are under pressure to lower cost Improving energy efficiency in buildings is the first and most important way to relieve the pressures our customers face cost of energy demand for clean, secure, reliable energy concern for climate change & disruption operational challenges globalization and competitive anxiety credit crunch legislative changes People who design, build, Own and operate buildings

Global growth mega-trend Energy efficiency Current Conditions Energy efficiency and sustainability is a key growth opportunity that is embedded across all our businesses and all of our strategies Customers are ill-equipped to deal with the growing complexities Must contract with a number of specialists in this fragmented market Why Johnson Controls? No one can match our design, operation and measurement capabilities Technical products and services Executing globally We are providing real, tangible, measurable savings and we guarantee it World Energy Use 18% Transportation Buildings 35% Other 47%

Global growth mega-trend: energy efficiency 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 37 11 26 110 Non - Residential HVAC Systems HVAC Services North America Residential Global Residential Global HVAC Systems and Services Market $184B $184B $227B Traditional Business Expansion (HVAC) Adjacent Markets (Lighting, Renewables) Energy Advisory Services, Building Products & Advanced Technology The market opportunity for global energy and sustainability expands the core HVAC market Global HVAC Systems and Services Market with Energy & Sustainability Impacts $227B

Building Efficiency Iain Campbell Vice President and General Manager N.A. Service & Global Workplace Solutions Energy Efficiency Global Services Allen Martin Vice President and General Manager N.A. Systems, Latin America, & Middle East HVAC Systems Security Emerging Markets Dave Myers VP & President Operational Excellence Innovation

Our energy efficiency capabilities TECHNOLOGY PROJECTS SERVICES ENERGY EFFICIENCY RETROFITS ON-SITE RENEWABLE ENERGY GREEN BUILDING DESIGN & CERTIFICATION EQUIPMENT MAINTENANCE REPAIR & REPLACE FACILITY MANAGEMENT INTEGRATED ENERGY SERVICES LEADERSHIP & POLICY ENERGY & GHG DATA MANAGEMENT WORKSPACE & PORTFOLIO OPTIMIZATION BUILDING SYSTEMS INTEGRATION BUILDING AUTOMATION SYSTEMS ENERGY EFFICIENT EQUIPMENT ADVISORY

Energy Efficiency Expanding our leadership position Leaders in policy and implementation Led creation of performance contracting Have won 74% of DOE 2008 projects (by dollar value) Key contributor in Clinton Climate Initiative Have won 65% of projects awarded to date Helped establish LEED building design systems JCI part of the majority of LEED-certified buildings Led team for creation of first zero-fossil fuel buildings Energy Efficiency Forums United States - Washington DC - 19 years China - Beijing - Inaugural in April 2008 India - First Forum planned for 2009 Energy Efficiency Indicator Annual on-line survey conducted of executives responsible for energy management Samuel Bodman, Secretary of Energy at Energy Efficiency Forum 100% cost savings Mostly for cost savings Somewhat more for cost savings 50% cost savings 50% environmental Somewhat more for environment Mostly for environmental responsibility 100% environmental responsibility 6% 20% 21% 36% 10% 5% 1% Energy Efficiency Indicator

Utilities Consumption GHG Emissions Efficiency Projects Energy & GHG data management Rising energy costs and environmental (GHG) commitments Driving demand for information. The market is looking for comprehensive global information & advisory services in utility bill and Greenhouse Gas (GHG) management Utility bill abstraction and analysis and Greenhouse Gas (GHG) Footprinting Unique Integration with Energy Efficiency projects tracking provides more than a rear view mirror

http://www.johnsoncontrols.com/publish/us/en/sustainability/environmental_stewardship.html Cumulative total lifetime savings from Johnson Controls efficiency projects in U.S. alone between 1990 and 2010: $18 billion in energy savings 270,000 Gigawatt hours in electricity savings 3,425 Megawatts (MW) in electric demand reduction 1.5 billion (MMBTU) reduction in direct fuel use Energy efficiency projects Customers increasingly choose Johnson Controls World's largest provider of energy efficiency More than 1,900 active energy efficiency projects in U.S. alone 800 active performance contracts today Now also focusing on Clinton Climate Initiative Projects

Energy efficiency projects - global expansion Clinton Climate Initiative Helping large cities around the world reduce their greenhouse gas emissions Using performance contracting to implement large scale energy efficiency retrofit projects for both public and private sector buildings Provides access to funding and creates incentives to drive demand for energy efficient products and services Johnson Controls advantaged in winning projects due to global footprint and range of solutions Bidding opportunity larger in 2009 than in 2008

Clinton Climate Initiative

Key global project wins

Inorbit Mall – Mumbai, India

Energy efficiency retrofits for largest mall in Mumbai

- Lighting retrofit
- Water improvements
- Solar power additions
- Chiller plant optimization
- BAS implementation
- Infrastructure improvements


lifestyle

First CCI project ever awarded

Lee College – Houston, Texas

$10M energy retrofit includes

- Lighting retrofit
- HVAC replacement and controls upgrade
- Solar windows
- Water conservation
- Boiler system improvements



30% annual savings

First higher ed project awarded under CCI

International School of Business – Bangkok, Thailand

Energy retrofit for 35-acre campus

- HVAC replacement
- Lighting retrofit
- Water conservation
- Building envelope improvements



Johnson Controls

Energy efficiency projects US Federal Government Major Department of Energy and Department of Defense programs to increase energy efficiency Covers research labs & military bases globally Water conservation Renewables Sustainable building standards 40 major DOE sites Wins in early projects will create opportunities with other government agencies Pipeline of projects worth over $300M Y-12 National Security Complex Pacific Northwest National Lab Leveraging wins in major energy efficiency initiatives $90M Dept. of Energy project Building Automation (Metasys) HVAC equipment upgrades Renewable energy (Bio-mass) Water conservation projects Lighting retrofit $8M annual energy savings 80% reduction in fossil fuel 115-million gallon annual water savings Oak Ridge National Laboratory

Global Services

Maintain, repair & replace

Market Overview

- $110 billion global market (growing 4-8% annually)
- Highly fragmented market – highly variable service levels

Market Drivers

- Large, aging installed base in mature markets
- Additions to the building stock
- Customers outsourcing building-related needs
- Energy and refrigerant-driven retrofits

Business overview

- Approx. $3.5 billion in revenue in FY08(e)
  - Largest global supplier: 16,000 Frontliners
  - 1,500+ salespeople
  - Maintain, repair, and replacement for complete HVAC systems
- High renewal rates
- Service relationships can, and do, span decades
- Advantages of scale… if integrated and enabled through technology

Flexible services



One equipment piece



One site



Entire portfolio

Johnson Controls

Global Services

Next Generation service platform to build differentiation & drive productivity

Customer receives a consistent, high-quality service experience

Customer Experience

- Responsiveness to customer need
- Serviceperson always knows how to interact with customer
- Receives consistent service
- Offers customized ideas on how to improve facility performance
- Customer gets what they paid for
- Accurate and detailed invoices
- Reduced administrative burden

Work & Information Process

Route planning and dispatch Optimization → Equipment and site service history is downloaded → Technician receives tasking and completes service → Frontliner notified with safety alerts and upsell suggestions → Electronic signature capture









JCI Benefits To Drive Growth

- Increased productivity from reduced windshield time
- Workforce scheduling flexibility vs. assigned to dedicated site
- Fully transferable site knowledge
- Simplified process and tasking allows for lower cost technicians
- Incremental revenue from each site
- Reduced billing cycle time
- Improved working capital
- Data capture for continuous

Johnson Controls benefits from increased ability to leverage scale and drive growth

Johnson Controls

Global Services Integrated energy services Energy Services Benchmark Basic condition assessment Re-Commissioning & Tune-up Access utility subsidies Maintain, Retrofit & Replace Building controls Mechanical HVAC systems Renewable Solar PV & Thermal Installation kit Power Purchase Agreements (PPAs) & subsidy capture

Integrated energy services Global corporations are looking for practical solutions to reduce energy usage and improve sustainability We take a holistic, portfolio-based view to understand how we can drive improvement, leveraging our energy expertise and global service network Application Examples: Remote energy metering & data collection Building automation, high-efficiency HVAC, LED Lighting, and geothermal HVAC Renewable energy sources including wind turbines, solar hot water and PV systems 11 Pilot sites across the Americas Bundling these components provides exponential energy efficiencies, cost savings and greenhouse gas reductions Measure and Assess Performance Provide Renewable Energy Improve Energy Efficiency Leading Global Retailer

Global Workplace Solutions Global 1000 focus Multi-year contracts Negative working capital High ROIC Pull-through opportunity for Energy Services & Projects Facility Management + WorkSpace & Portfolio Management + Energy & GHG Management Largest facilities management contract to date Covers production plants and offices across 4 global regions Deliver value across entire Building Efficiency portfolio 3 countries; 8 yrs 14 countries, 16 yrs 21 countries; 8 yrs 22 countries; 2 yrs 20 countries; 6 yrs 5 countries; 10 yrs Life Science Segment now entering outsourcing phase - Looking for Global Provider - WorkPlace Solutions for validated environments Global Workplace Solutions

Energy & Global Services Supplementing traditional offerings with a broad array of Energy & Sustainability Services One equipment piece One site Entire portfolio GHG Emissions Renewables Solar Landfill Gas Wind Benchmark & Tune Efficiency Projects

Building Efficiency Iain Campbell Vice President and General Manager N.A. Service & Global Workplace Solutions Energy Efficiency Global Services Allen Martin Vice President and General Manager N.A. Systems, Latin America, & Middle East HVAC Systems Security Emerging Markets Dave Myers VP & President Operational Excellence Innovation

HVAC Systems - market overview $37B global market growing at: North America: 5% Europe: 6% Asia: 11% Middle East: 13% Key competitors: HVAC manufacturers: Carrier, Trane, Daikin, Mitsubishi Electric Controls manufacturers: Trane, Siemens, Honeywell, Schneider, Local independents Slow-down in '08-'09 but solid 5-year growth We are advancing on our goal of penetrating the entire spectrum of the systems market globally Revenue By Geography NA Europe APAC China ME LA East 0.509555288 0.170470994 0.067561678 0.131141545 0.064751538 0.056518956 North America Europe China APAC M.E. L.A. #2 / 3 player

HVAC Systems - path to sustainability Chiller products Meet federal requirements for energy conservation Zero-ozone refrigerant options Silent night feature reduces compressor speed to limit chiller noise Air Handling Units Smart design mixes in outdoor air to cool building Utilize otherwise wasted energy Renewables as part of system design Use clean energy from sources that replace fossil fuels, decreasing load on existing electrical grid Energy independence Building Automation Efficient HVAC system design and operation reduces energy loss Manage refrigerants better by continuous identification of leakage or loss Wireless uses less commodities / material Off-hours lighting shutdown reduces energy use and night light pollution Algorithms to reduce utility consumption Continuous tuning of control loops allows for continuous commissioning and extended equipment life Johnson Controls products are already making facilities more sustainable Equipment Controls

HVAC Systems - expanding technology leadership Equipment Innovation Next generation compressor / drivelines Variable frequency drives, frictionless bearings Embedded controls and use of low-cost end devices to improve total system installed cost New refrigerants Leader in natural and alternative refrigerants Metasys Building Automation System Control via Internet, cell, PDA to increase ease of use and lower operating costs Wireless systems: Integrate with broader range of building systems at lower cost Extending capabilities Optimized central plant, not just equipment Energy tracking applications Use of advanced diagnostics/fault detecting

Complex market growth Key trends Open architecture & IT integration Energy efficient & sustainability focus, but balanced with cost Larger bundles with fewer suppliers to manage risk and improve performance Strategic actions Reinforce the strength of existing offering Optimize bundled controls and total system design (Chiller, Metasys, Air Handler, etc) 30% energy savings potential through optimized central plant Invest in relationships with key influencers Develop and extend partnerships with network infrastructure providers with strong channels and complementary products Select technology partner to provide customers with seamless integration of their building systems We interviewed 200+ owners, developers & consultants globally to understand how the market is evolving Shanghai World Financial Center BMW Welt St. Pancras Station Disney Cancer Center Shanghai World Financial Center Pudong International DHOW Tower Beijing Prosper Center

Mid market growth Filling offering gaps VAV & Fan Coils (ETI) Water Source Heat Pumps & Floor-by- Floor units (Skymark) Light Commercial Control System Increased cost competitiveness Reduced cost by 13% on average across product lines Strategic actions Continue to fill product gaps to create full HVAC bundle Further reduce product costs across mid market through innovation Optimize branch and distribution channels to drive growth Through a combination of company-owned and independent entities, we have ~ 6000 locations for serving customers Put in place the best team in each city with combination of company-owned and independent channels Improve account management and product knowledge to increase portfolio selling

Improving performance North American residential New technology focused on efficiency MicroChannel gaining share Strong market demand for new 33-inch furnace Improved cost structure & distribution Plant reductions Inventory chain improvements US Air joint venture Energy efficiency driving demand 90% of our orders are for 95% efficient furnace

Security business and market overview Attractive global security market Total security market is $104B; 10% growth Systems integration market is most attractive for Johnson Controls Due to size ($24B), growth (17%), margins (10%+ EBIT) Aligns with complex market strategy Fragmented, immature market; no clear dominant player Johnson Controls security business Solid financial results $600M+ security business double digit revenue and earnings growth Continued investment in sales and operations capabilities Focus on cross-selling and recurring service revenue Recent project wins include Exxon, Burj Dubai, Petronas Towers, De Beers, Shanghai World Financial Center 2007F 2008F 2009F 2010F 2011F 2012F North America 7.6 8.7 10.1 11.8 13.8 16.2 Europe 8.8 10.1 11.7 13.8 16 18.7 APAC 3.4 4 4.9 5.9 7.1 8.6 Latin America 0.8 0.9 1.1 1.4 1.7 2 Middle East / Africa 0.5 0.6 0.7 0.8 0.9 1 $ Billions Systems Integration Market (Global) $21 $24 $29 $34 $40 $47 N.A. Europe APAC LA MEA 16% 16% 20% 21% 15% 17% CAGR '07F- '12F

Security key initiatives Target heavy security technology users that perform complex integration activities for growth / investment Migrate to multi-system integration (IT, HVAC, other business systems) High level of annual spending (~$500K+) Non-discretionary spend mandated by government Expand sales and operations capabilities to drive organic growth Hire sales/ops people and branch managers Build IT infrastructure expertise Establish global accounts team Acquisitions to build global scale and expand capabilities

Success factors Local availability / local relationships Products that meet local needs Competitive prices (HVAC & Controls) Emerging markets Growing market share in fast-growing emerging markets China - Russia - Middle East - India Energy efficiency and sustainability a key demand driver Emerging markets forecast to grow at 13% vs. 6% for developed markets over the next 5 years Grown 18% in emerging markets vs. 10% in developed markets 75 branches in 7 key emerging markets 26% of our business comes from the emerging markets Key Emerging Markets

Emerging markets India $75M in revenue 8 sales offices 5 more planned Market growth is very high 25% in mid market 33% in complex Initiatives Expand mid market presence by introducing direct sales force in Tier 1&2 cities Local manufacturing Leverage district cooling expertise for partnering with utilities in SEZ's China $700M+ in revenue 43 sales offices 2 factories Largest HVAC market outside of the U.S. Initiatives Teaming with 7 university campuses to aid in recruitment Implement bundled central plant solution sales to expand already strong presence in complex market Develop distribution channels to augment direct sales and expand market coverage in mid market

Emerging markets Russia $100M+ in revenue 10 sales offices Systems and Service growth rate of 12% Hosting Winter Olympics in Sochi in 2014 Initiatives Dedicated management Aggressive plan for opening offices - 5 branches in 2008 and 25 more through 2012 Expanding presence in CIS regions Brazil $250M in revenue 9 sales offices 2 factories Ductless market is growing at double-digit rate as incomes rise Large growth in industrial refrigeration Initiatives Implementation of retail-focused sales force to capture large nationwide accounts for residential market Expansion of industrial refrigeration capabilities to capture growth in poultry/beef cold storage

Emerging markets - Middle East $1 trillion of new construction planned in the Middle East 850,000 tons of district cooling planned/under construction Over 2,000 Johnson Controls employees in the Middle East Bahrain Bay, Manama Bahrain $2.5B mixed use waterfront development project $20M contract: 18 water cooled York centrifugal chillers Reasons we won: Environmental sustainability Cost effective Higher operating efficiencies and product durability Capital Plaza, Abu Dhabi, U.A.E. $32M mixed use development with commercial, residential, hotel apartments $6M order for chillers, 110 AHUs, and 3,000 FCUs Integrated solution to provide building management system, lighting control system, and factory mounted controls Pearl, Qatar $1.2B mixed use development $20M contract for largest district cooling plant in the world 52 YORK 2,500 ton YK centrifugal chillers (130,000 TR cooling capacity) Includes Metasys Building Automation system

Building Efficiency Iain Campbell Vice President and General Manager N.A. Service & Global Workplace Solutions Energy Efficiency Global Services Allen Martin Vice President and General Manager N.A. Systems, Latin America, & Middle East HVAC Systems Security Emerging Markets Dave Myers VP & President Operational Excellence Innovation

Margin improvement Operational excellence Identified over $1B incremental EBIT opportunity from GAP analysis Manufacturing continuous improvement consistently achieved Branch participation expanded Local metrics established for all businesses BBP scorecards and metrics to manage the business

Operational excellence Optimize global manufacturing footprint Migrated from high cost to low cost countries Full Time Employees 2006 2008 High Cost Countries 62% 42% Low Cost Countries 38% 58% Optimize manufacturing footprint for cost, lead times, and environmental footprint Nantes, France Americas Europe Asia Holme, Denmark Basildon, UK Lomagna, Italy Sabadell, Spain Pune, India Guangzhou, China Wuxi, China Monterrey, Mexico Reynosa, Mexico San Antonio, USA York, USA Waynesboro, USA Wichita, USA Norman USA Dixon, USA Santa Fe Springs, USA Albany, USA Expanded/New Closed Poland Shanghai, China Sao Paolo, Brazil

Natural refrigerants (CO2 & Ammonia) Alternatives partnering with DuPont Variable speed drives Energy Efficiency Services Renewables applications Micro- channel Adoption Unit Size Reduction Sensors Sub-system kits Optimized Central Plant Combined HVAC salesforce Metro-by -metro distribution selection Multi-brand use to manage channels Total System Sales Training System selection and order entry software Solutions Navigator Green Compass Security Navigator NxGen Service Management Platform Equipment and Controls diagnostics Innovation Environmentally -friendly Refrigerants Energy Efficiency Size Reduction Total System Design Combined Independent & Company-owned Sales Channels Sales Channel Effectiveness Collaborative Design of Facilities Service Force Productivity Technology & systems Sales & service process To add more value for our customers, we need to continue to innovate both on the products we sell as well as how we sell and service them

Summary North American and European markets: uncertain economic impact Tightening credit in mature markets a concern Asia, Middle East and Latin America markets still showing growth We have a strong global backlog providing visibility Majority of revenues are recurring/service-oriented Presence in HVAC market is very large and growing Improved residential performance without market recovery The market for energy efficiency and sustainability continues to expand Improving cost structure We are well positioned to take advantage of growth opportunities

R. Bruce McDonald Executive Vice President & Chief Financial Officer

Fiscal 2008 outlook Consolidated net sales Approx $38B (up 10%) Approx $38B (up 10%) EPS from continuing operations $2.33, excluding restructuring (up 11%) $2.33, excluding restructuring (up 11%) Capital expenditures 1:1 reinvestment ratio 1:1 reinvestment ratio Net debt-to-capitalization Approx 28% Plastech acquisition Voluntary pension contribution Approx 28% Plastech acquisition Voluntary pension contribution Record Backlog Building Efficiency: $4.7B, up 12% Record Backlog Automotive Experience: $4.5B, up 15% Q4 EPS of $0.73* Reflects ($0.03/share) Plastech and ($0.06/share) commodity impact *excluding restructuring

2008 Review - sustained, profitable growth Sales growth Double-digit growth in Building Efficiency Power Solutions higher shipments Margin expansion Building Efficiency operational improvements Automotive turnaround in North America Power Solutions up excluding lead impact Cost focus Realized significant additional savings through BBP / Six Sigma / Lean Initiated restructuring program Decelerating global economy North America residential North America auto production and segment mix shifts Commodities Headwinds Demand for energy efficiency & sustainability Emerging markets Currency Tailwinds

Q4 2008 restructuring charges Q4 restructuring charge (pre-tax) of approximately $500 million Expected payback in less than 2.5 years Expected 2-year payback on cash portion Cost reduction initiatives Workforce reductions Plant consolidations Timeline Substantially complete by early 2010 Impact on earnings Neutral in FY09 FY10 $0.20-$0.25 EPS Automotive Experience (65%) North American excess capacity European production softness Building Efficiency (20%) European centralization Geographic realignments to support growth Power Solutions (15%) Approximately 85% cash Primarily associated with workforce reductions

2009 backdrop Visibility to future performance Building Efficiency High percentage of recurring revenues Backlog, orders, pipeline visibility Power Solutions Aftermarket (75% of sales) is not as economically sensitive Automotive Experience Business is well positioned to continue to increase market share Realigning cost base Winning strategies in place Credit markets Automotive markets Construction markets Economic Uncertainty

Fiscal 2009 key assumptions Automotive Build 2008 2009e North America 13.9m 12.3m Europe (Western Europe down 10%) 22.5m 21.2m China +19% +0 to 5% Construction Spending Residential - U.S. -13% 0% Non-residential - U.S. -2% -5% - Institutional Sector +4% +3% Non-residential - International +7% +5%

Fiscal 2009 key assumptions Euro $1.40 in 2009 vs. $1.50 average in FY08 $0.01 Euro change = $0.01 EPS Other currencies Global slowdown will lead to weaker foreign currencies against USD Tax rate Level at 21.0% Pension Discretionary funding of $300 million Financing costs Slightly lower than 2008 Volatile short term interest rates Minimal debt repayments

Commodity Lead Resin Steel Chemicals Diesel Fuel Copper Global Pricing FY 09 vs FY 08 Fiscal 2009 key assumptions Johnson Controls commodity buy (excluding lead) Fully recovered in Power Solutions and Building Efficiency Automotive Experience net impact of $50 - 75 million Steel Resin Foam Chemicals Copper Fuel

Fiscal 2009 outlook Consolidated net sales Approx $37B (down 3%) Up 2-3% excluding FX and lead Maintaining top-line sales despite contraction in mature markets Growth in Building Efficiency Growth in emerging markets Capturing market share in Automotive and Power Solutions Lead and currency negative impact: $1.7 billion EPS Approx $1.95 - $2.10 Building Efficiency and Power Solutions improvements offset by weakness in Automotive Segment income margin Down 20 bps Building Efficiency +10 to +30 bps Power Solutions +60 to +80 bps (ex-lead) Automotive Experience -120 to -90 bps Net financing charges Approx. $10 million lower Marginally lower net debt levels Volatile interest rates / tight credit markets Capital expenditures 1.2:1 reinvestment ratio Capacity expansion in emerging markets Automotive Europe new business launches Vertical integration in Power Solutions Total debt-to-capitalization Approx 23% - 25% Free cash flow generation approximately $600 - $700 million Capacity for strategic acquisitions

Automotive Experience 2009 Financial outlook Sales down 6% Record backlog ($1.5 billion launching in 2009) Impact of Plastech: $400 million Growth in emerging markets Largely via unconsolidated joint ventures Double-digit decline in mature markets Segment margin 2.0% - 2.3% Volume declines in mature markets Record platform launches in Europe Continued growth in Asia Commodity costs exceeding recoveries Cost reductions Volume recovery in mature markets Impact of backlog Continued increase in Asia Commodity softening Benefits of restructuring Mid-term margin potential: 5%

Beyond 2009: market outlook '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 NA Production 14 13.5 12.9 13.7 13.5 12.5 11.2 12.3 13.4 15 15.1 15.1 15.4 15.9 16.9 17.5 15.6 16.3 15.9 15.9 15.6 15.6 14.5 13.6 12.3 0 Units (in millions) CSM Projections F P P North American Production 25-Year Trend North America production historically drops quickly then improves at a fast pace

Power Solutions 2009 Financial outlook Lead Impact Lead prices expected to be lower in 2009 vs. 2008 Negative revenue impact of approximately $700 million Neutral to earnings Improves reported margins Pro Forma Impact 2008 estimate 2008 estimate 2008 estimate 2009 estimate @ $2,200/MT @ $2,600/MT @ $2,200/MT 2009 estimate @ $2,200/MT Revenue $5.9B $5.4B Approx. $5.4B Segment margin 9.5% 10.3% 11.1%

Power Solutions 2009 Financial outlook Sales down 8% (up 3% excluding lead) Market share growth New contract wins Benefit of global capacity expansion AGM lead acid for micro-hybrids Segment margin 10.9% - 11.1% Vertical integration / product mix Manufacturing process efficiency improvements Higher utilization rates Growing investment in hybrid technology Manufacturing improvements Vertical integration Restructuring benefit Improved product mix Mid-term underlying margin potential: +150 to +200 bps vs. 2009

Building Efficiency 2009 Financial outlook Sales up approximately 7% (9% ex-FX) Record backlog ($4.7 billion at end of Q4 2008) Increased demand for energy efficiency, GHG reduction solutions Continued growth in U.S. institutional construction market Emerging market growth Relatively stable service demand Segment margin of 6.7% - 7.0% Benefits of global volume growth Restructuring impact on European profitability Improved residential profitability - U.S. Air investment and new product launches Pricing actions implemented to recover commodity costs Investments in future growth opportunities Benefit of economies of scale, cost reduction initiatives Improved profitability in Europe and North America Infrastructure/ emerging market investments Mid-term margin potential: 10% (excluding Global Workplace Solutions)

Cash flow Strong, consistent cash flows Long-standing "A" credit rating Dividends paid since 1887; dividend increased for 33 years Strong balance sheet Cash flow deployment Reinvest in the businesses Organic and acquisition Increased dividend Pension funding Liquidity 5 year $2.05B revolver expires May 2011 Minimal debt maturities in next 2 years $1B of additional committed / uncommitted bank lines

Summary North American and European markets: uncertain economic impact Tightening credit in mature markets a concern Asia, Middle East and Latin America markets still showing growth We have a strong global backlog providing visibility Majority of revenues are recurring/service-oriented Presence in HVAC market is very large and growing Improved residential performance without market recovery The market for energy efficiency and sustainability continues to expand Improving cost structure We are well positioned to take advantage of growth opportunities